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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 18, 2004

                           LONG BEACH ACCEPTANCE CORP.

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             (Exact name of registrant as specified in its charter)

            Delaware                    333-75958               33-0660404
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(State or Other Jurisdiction of   (Commission File Number)   (I.R.S. Employer
        Incorporation)                                      Identification No.)

       One Mack Centre Drive
        Paramus, New Jersey                                        07652
   (Address of Principal Executive                          -------------------
             Offices)                                           (Zip Code)

          Registrant's telephone number, including area code  (201) 262-5222
                                                             ------------------

                                    No Change
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          (Former name or former address, if changed since last report)

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         Item 8.01.        Other Events
                           ------------

                  In connection with the offering of Long Beach Acceptance Auto
Receivables Trust 2004-C, Asset-Backed Notes, Series 2004-C, certain
"Computational Materials", dated November 18, 2004, within the meanings of the
May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public
Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

         Item 9.01.        Financial Statements and Exhibits
                           ---------------------------------

         (a) Not applicable

         (b) Not applicable

         (c) Exhibit 99.1. Related Computational Materials (as defined in Item
             8.01 above).

                                       2

                                   SIGNATURES

                  Pursuant to the requirements of Section 13 or 15(d) of the
Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                         LONG BEACH ACCEPTANCE CORP.
                         ------------------------------------------------
                              Registrant and on behalf of Long Beach
                              Acceptance Auto Receivables Trust 2004-C

                                    By: /s/ Stephen W. Prough
                                        ---------------------------------

                                        Name:  Stephen W. Prough
                                        Title: President and Chairman of the
                                               Board

Dated:  November 29, 2004

                                  EXHIBIT INDEX
                                  -------------

EXHIBIT NO.     DESCRIPTION
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99.1            Related Computational Materials (as defined in Item 8.01 above).